UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 13, 2012

Autobytel Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-34761	33-0711569
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18872 MacArthur Boulevard, Suite 200, Irvine, California	92612-1400
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (949) 225-4500
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;
        Compensatory Arrangements of Certain Officers.
(b)    On September 13, 2012, the Board of Directors of Autobytel Inc., a Delaware corporation ("Autobytel" or "Company"), appointed Michael A. Carpenter as a member of the Company's Board of Directors.  Mr. Carpenter's term as a director will be that of a Class II director, expiring at the Company's annual meeting of stockholders in 2015.  Mr. Carpenter was also appointed as a member of Autobytel's Audit Committee of the Board of Directors.
Upon his appointment as a director of the Company, Mr. Carpenter was granted stock options to purchase 6,000 shares of the Company's common stock, $0.001 par value per share, which vest on the one year anniversary of the date of grant, provided that the vesting of such options accelerates upon a change in control of the Company.  Mr. Carpenter also entered into an indemnification agreement with the Company.

A copy of Autobytel's press release announcing the appointment of Mr. Carpenter to the Company's Board of Directors and Audit Committee is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
On September 13, 2012, the Company's Board of Directors adopted an amendment to Section 3.02 of the Company's Third Amended and Restated Bylaws (the bylaws, as so amended are referred to in this Current Report on Form 8-K as the "Amended Bylaws") to increase the number of authorized directors on the Board of Directors from five (5) directors to six (6) directors.  The foregoing description of the amendment to the bylaws is qualified in its entirety by reference to the amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.
      (d)  Exhibits
3.1 99.1
Amendment to Third Amended and Restated Bylaws of Autobytel Inc. adopted on September 13, 2012

Press release, dated September 13, 2012 announcing the appointment of Mr. Carpenter as a director and as a member of the Audit Committee of the Board of Directors

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date:  September 14, 2012
Autobytel Inc.

By:	/s/ Glenn E. Fuller
Glenn E. Fuller, Executive Vice President, Chief Legal and Administrative Officer and Secretary

INDEX OF EXHIBITS

Exhibit No.	Description of Document

3.1	Amendment to Third Amended and Restated Bylaws of Autobytel Inc. adopted on September 13, 2012

99.1	Press release, dated September 13, 2012 announcing the appointment of Mr. Carpenter as a director and as a member of the Audit Committee of the Board of Directors

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